INTERNATIONAL REGIONAL
ALLIANCE GREATER CHINA '97 FUND

Semi-Annual Report
January 31, 2000 (unaudited)



INVESTMENT PRODUCTS OFFERED
o ARE NOT FDIC INSURED
o MAY LOSE VALUE
o ARE NOT BANK GUARANTEED



LETTER TO SHAREHOLDERS
March 21, 2000

DEAR SHAREHOLDER:
We are pleased to report on our performance, outlook and investment strategy for Alliance Greater China '97 Fund (the "Fund") for the semi-annual reporting period ended January 31, 2000.

INVESTMENT RESULTS
The following table provides performance data for the Fund during the six- and 12-month periods ended January 31, 2000. For comparison, we have also included performance results for the Lipper China Region Funds Average (the "Lipper Average"). For reference, the table also shows performance data for three Morgan Stanley Capital International ("MSCI") indices including the China Domestic Free, Hong Kong and Taiwan indices. Since the performance for each MSCI index represents issues located only in a single country, these indices should not be used to compare the performance data of your Fund, as your Fund's investments are diversified into all three countries.

The Fund substantially outperformed the Lipper Average during the six- and 12-month periods under review mainly due to stock selection. In particular, the Fund achieved this outperformance by overweighting the higher growth industries in technology and telecommunications.


INVESTMENT RESULTS*
As of January 31, 2000
                                         TOTAL RETURNS
                                     6 months      12 months
                                    ----------     ---------
Alliance Greater China '97 Fund
  Class A                             34.15%         85.50%
  Class B                             33.25%         83.70%
  Class C                             33.29%         83.84%

MSCI China Domestic Free Index       -18.08%         50.98%

MSCI Hong Kong Index                  15.86%         57.92%

MSCI Taiwan Index                     41.94%         83.09%

Lipper China Region Funds Average     25.32%         77.03%

* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF JANUARY 31, 2000. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MSCI CHINA FREE INDEX, THE MSCI HONG KONG INDEX, AND THE MSCI TAIWAN INDEX ARE MARKET CAPITALIZATION-WEIGHTED INDICES OF COMPANIES LOCATED IN THEIR RESPECTIVE

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ALLIANCE GREATER CHINA '97 FUND o 1

COUNTRIES, AND ARE RESPECTIVELY COMPRISED OF 37, 33, AND 76 COMPANIES AS OF JANUARY 31, 2000. THE LIPPER CHINA REGION FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST IN EQUITY SECURITIES WHOSE PRIMARY TRADING MARKETS OR OPERATIONS ARE CONCENTRATED IN THE CHINA REGION OR IN A SINGLE COUNTRY WITHIN THIS REGION. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. FOR THE SIX- AND 12-MONTH PERIODS ENDED JANUARY 31, 2000, THE LIPPER AVERAGE INCLUDED 27 AND 27 FUNDS, RESPECTIVELY. ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGES 4-8.


MARKET REVIEW
During the six-month period ended January 31, 2000, the Asian stock markets generally continued their up trends due to an increase in economic momentum. The Taiwan stock market rebounded strongly after last fall's deadly earthquake as exports remained strong. The Hong Kong stock market rose moderately while the Chinese B shares (shares that are listed in Shanghai/Shenzhen available for foreign investors) corrected, as we anticipated in the Fund's July 31, 1999 annual report.

ECONOMIC REVIEW AND OUTLOOK
The Asian economies continued to improve during the period under review and the Greater China economies also benefited from the acceleration of regional growth momentum.

In our view, the agreement reached between the U.S. and China on World Trade Organization ("WTO") negotiations will bring long-term benefits to China, and we anticipate that the Greater China economies will benefit from this long-term development. Following China's accession into the WTO, which is expected in 2000, foreign direct investment is expected to increase and broaden to a wide range of industries. We believe that China's exports will also benefit, as the export potential will be much enhanced. However, in the short term, we expect that the structural changes brought about by the WTO will also create pressure on selective sectors such as agriculture and automobiles.

China's export performance continued to improve, as reflected by the year-over-year 28.8% increase in November 1999, up from the year-over-year 23.8% gain in October. In our view, China should be able to sustain 6% to 7% growth next year and we believe that the probability to devalue the currency is low given the strong current account balance. Hong Kong also recovered strongly with 4.5% growth recorded in the third quarter of 1999, and the government has revised its full year 1999 gross domestic product forecast to 1.8% from its earlier 0.5%. This sharp rebound was led by a strong rebound in exports, as well as a general pick-up in demand in Asia. Hong Kong should also benefit as a major service center for foreign direct investment going into China upon China's entry into the WTO. In Taiwan, as previously mentioned, the economy has not been affected by last fall's earthquake and

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2 o ALLIANCE GREATER CHINA '97 FUND

export performance remained strong, led by electronic products, basic metals and plastic products. Additionally, the stock market in Taiwan reacted calmly after the March 2000 Presidential elections as newly-elected President Chen indicated that Taiwan will not go for independence.

PORTFOLIO STRATEGY
The Fund's strategy to overweight the growth sector will continue in 2000, especially in the telecommunications and technology sectors. We also like selected cyclicals like semiconductors. In addition, we shall continue to identify companies that are well placed to take advantage of the new growth phase in the Greater China region.

Thank you for your continued interest in Alliance Greater China '97 Fund. We look forward to reporting to you on market activity and your Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Matthew W.S. Lee
Chief Investment Officer


[GRAPHIC OMITTED]
John D. Carifa


[GRAPHIC OMITTED]
Matthew W.S. Lee


Portfolio Manager, Mathew W.S. Lee, is Chief Investment Officer, New-Alliance Asset Management (Asia) Limited. Mr. Lee is responsible for the investment activities in Hong Kong and has over 15 years of investment experience.

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ALLIANCE GREATER CHINA '97 FUND o 3

PERFORMANCE UPDATE

ALLIANCE GREATER CHINA '97 FUND
GROWTH OF A $10,000 INVESTMENT
9/30/97* TO 1/31/00

Alliance Greater China '97 Fund
Lipper China Region Funds Average

ALLIANCE GREATER CHINA '97 FUND CLASS A: $10,748
LIPPER CHINA REGION FUNDS AVERAGE: $9,314


[GRAPHIC OMITTED]


This chart illustrates the total value of an assumed $10,000 investment in Alliance Greater China '97 Fund Class A shares (from 9/30/97 to 1/31/00) as compared to the performance of an appropriate broad-based average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lipper China Region Funds Average reflects the performance of 19 funds (based on the number of funds in the average from 9/30/97 to 1/31/00). These funds have generally similar investment objectives to Alliance Greater China '97 Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance Greater China '97 Fund to the average shown above, you should note that Lipper results include fees and expenses. An investor cannot invest directly in an average.


*    CLOSEST MONTH-END AFTER FUND'S CLASS A SHARE INCEPTION DATE OF 9/3/97.

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4 o ALLIANCE GREATER CHINA '97 FUND

PERFORMANCE UPDATE

ALLIANCE GREATER CHINA '97 FUND - CLASS A SHARES
HISTORY OF RETURNS
YEARLY PERIODS ENDED JANUARY 31*

Alliance Greater China '97 Fund
Lipper China Region Funds Average


[GRAPHIC OMITTED]


Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value of the Fund's Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Class B, Class C and Advisor Class shares will differ due to different expenses associated those classes. The Lipper China Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region. These funds have generally similar investment objectives to your Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an average, and its results are not indicative of any specific investment, including Alliance Greater China '97 Fund.


* Fund returns for the period ended 1/31/98 are from the Fund's inception date of 9/3/97 through 1/31/98. Benchmark returns for the period ended 1/31/98 are from 8/31/97 through 1/31/98.
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ALLIANCE GREATER CHINA '97 FUND o 5


PORTFOLIO SUMMARY

INCEPTION DATE
(Class A Shares)
9/3/97

PORTFOLIO STATISTICS
Assets ($mil): $6.0
Median Market Capitalization ($mil): $5,143.0


SECTOR BREAKDOWN
[GRAPHIC OMITTED]
   28.05%   Technology
   20.46%   Multi Industry Companies
   20.07%   Finance
   11.95%   Utilities
    7.04%   Real Estate
    4.87%   Capital Goods
    4.60%   Consumer Services
    1.33%   Basic Industry
    0.82%   Transportation
    0.81%   Consumer Manufacturing


COUNTRY BREAKDOWN
[GRAPHIC OMITTED]
   86.07%   Hong Kong
   11.32%   Taiwan
    2.61%   Singapore


ALL DATA AS OF JANUARY 31, 2000. SECTOR AND COUNTRY BREAKDOWNS MAY VARY OVER TIME. THESE BREAKDOWNS ARE EXPRESSED AS A PERCENTAGE OF TOTAL INVESTMENTS (EXCLUDING CASH AND CASH EQUIVALENTS).

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6 o ALLIANCE GREATER CHINA '97 FUND


INVESTMENT OBJECTIVE & POLICIES

Alliance Greater China '97 Fund is a non-diversified management investment company that seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities issued by Greater China companies.



INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF JANUARY 31, 2000

Class A Shares
-------------------------------------------------------------------------------
                         Without Sales Charge    With Sales Charge
           One Year             85.50%                77.71%
    Since Inception*             4.39%                 2.54%

Class B Shares
-------------------------------------------------------------------------------
                         Without Sales Charge    With Sales Charge
           One Year             83.70%                79.70%
    Since Inception*             3.56%                 2.77%

Class C Shares
-------------------------------------------------------------------------------
                         Without Sales Charge    With Sales Charge
           One Year             83.84%                82.84%
    Since Inception*             3.52%                 3.52%


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ALLIANCE GREATER CHINA '97 FUND o 7


SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END
(DECEMBER 31, 1999)
                             CLASS A           CLASS B           CLASS C
-------------------------------------------------------------------------------
             1 Year           75.11%            77.23%            80.20%
    Since Inception*           6.39%             6.76%             7.46%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    SINCE INCEPTION: 9/3/97, ALL SHARE CLASSES.

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8 o ALLIANCE GREATER CHINA '97 FUND


TEN LARGEST HOLDINGS
January 31, 2000 (unaudited)

                                                                    PERCENT OF
COMPANY                                            U.S. $ VALUE     NET ASSETS
-------------------------------------------------------------------------------
Pacific Century CyberWorks, Ltd./Pacific
Century Regional Developments, Ltd.--The
company through its subsidiaries provides
broadband internet services via satellite,
invests in local and international
information technology, and internet
businesses.                                         $  512,236         8.6%
-------------------------------------------------------------------------------
Cheung Kong Holdings, Ltd.--The company is
involved in property development and
investment, infrastructure, and related
businesses.                                            439,721         7.3
-------------------------------------------------------------------------------
China Telecom (Hong Kong), Ltd.--The
company provides telecommunications
services in the People's Republic of
China.                                                 432,749         7.2
-------------------------------------------------------------------------------
Hutchison Whampoa, Ltd.--The company has
diverse operations including property
investment and development, port
services, retail, manufacturing, finance,
investment, and other services.                        287,899         4.8
-------------------------------------------------------------------------------
Cable & Wireless HKT, Ltd.--The company
provides international, local and mobile
telecommunications services and equipment
sales, internet and interactive multi-media
services, engineering, and other services.             275,707         4.6
-------------------------------------------------------------------------------
Citic Pacific, Ltd.--A holding company with
interests in infrastructure, power
generation, environment, aviation,
telecommunications, credit card services,
and property investment.                               255,254         4.3
-------------------------------------------------------------------------------
CCT Telecom Holdings, Ltd.--The company
through its subsidiaries, manufactures
and sells corded and cordless telephones,
telephone answering machines, fascimile
machines, transformers, adapters, plastic
casings, and other accessories.                        209,498         3.5
-------------------------------------------------------------------------------
China Everbright, Ltd.--The company through
its subsidiaries provides corporate
finance and investment advisory services,
insurance agency services, brokerage,
secretarial services, and money lending.               206,928         3.5
-------------------------------------------------------------------------------
Legend Holdings, Ltd.--The company through
its subsidiaries manufactures and
distributes the legend brand personal
computer, manufactures motherboards,
distributes brand name computers,
and provides system integration services.              206,928         3.5
-------------------------------------------------------------------------------
China Resources Enterprise, Ltd.-- A holding
company whose subsidiaries develop and
invest in real estate and infrastructural
projects, provide cold storage services,
manufacture beer products, and office
furniture.                                             193,561         3.2
-------------------------------------------------------------------------------
                                                    $3,020,481        50.5%


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ALLIANCE GREATER CHINA '97 FUND o 9


SECTOR DIVERSIFICATION
January 31, 2000 (unaudited)
                                                                    PERCENT OF
                                                   U.S. $ VALUE     NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                                    $   81,412         1.4%
Capital Goods                                          298,004         5.0
Consumer Manufacturing                                  49,804         0.8
Consumer Services                                      281,344         4.7
Finance                                              1,226,914        20.5
Multi Industry                                       1,251,099        20.9
Real Estate                                            429,579         7.2
Technology                                           1,714,906        28.6
Transportation                                          50,382         0.8
Utilities                                              730,948        12.2
Total Investments                                    6,114,392       102.1
Cash and receivables, net of liabilities              (127,559)       (2.1)
Net Assets                                          $5,986,833       100.0%


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10 o ALLIANCE GREATER CHINA '97 FUND


PORTFOLIO OF INVESTMENTS
January 31, 2000 (unaudited)

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-102.1%

HONG KONG-87.9%
ABC Communications Holdings, Ltd.               100,000      $    22,492
Aeon Credit Service (Asia) Company, Ltd.         74,000           28,533
ASM Pacific Technology, Ltd.                     30,000           59,958
Bank of East Asia, Ltd.                          34,000           88,490
Cable & Wireless HKT, Ltd.                      113,200          275,707
Cathay Pacific Airways                           30,000           47,426
CCT Telecom Holdings, Ltd.(a)                   400,000          209,498
Cheung Kong Holdings, Ltd.                       35,000          439,721
Cheung Kong Infrastructure Holdings, Ltd.        40,000           71,204
China Aerospace International, Ltd.(a)          298,800          104,650
China Everbright, Ltd.                          200,000          206,928
China Merchants Holdings International
  Co., Ltd.                                     100,000           83,542
China National Aviation Co., Ltd.               400,000           50,382
China Resources Enterprise, Ltd.                120,000          193,561
China Telecom (Hong Kong), Ltd.                  70,000          432,749
Citic Pacific, Ltd.                              60,000          255,254
City Telecom (Hong Kong), Ltd.                  150,000          105,070
Dah Sing Financial Group, Ltd.                   30,000          106,805
Dao Heng Bank Group, Ltd.                        30,000          146,135
Far Eastern Polychem Industries, Ltd.(a)         58,000           34,850
Guangzhou Investment Co., Ltd.                  600,000           54,752
Hang Seng Bank, Ltd.                              6,000           58,415
Henderson Investment, Ltd.                      100,000           86,755
Hong Kong Land Holdings, Ltd.                    40,000           52,000
HSBC Holdings Plc.                                5,600           66,397
Hutchison Whampoa, Ltd.                          20,000          287,899
Kerry Properties, Ltd.                          120,000          140,351
Legend Holdings, Ltd.                            70,000          206,928
Midland Realty Holdings, Ltd.                   500,000           55,909
New World Development Co., Ltd.                  30,000           57,644
Pacific Century CyberWorks, Ltd.(a)             150,000          352,805
QPL International Holdings, Ltd.(a)             120,000          138,809
Shum Yip Investment, Ltd.                       250,000           73,099
Silver Grant International Industries, Ltd.(a)  400,000           53,467
Stone Electronic Technology, Ltd.               200,000           96,395
TCC Hong Kong Cement Holdings, Ltd.             100,000           49,804
TCL International Holdings, Ltd.(a)             250,000          155,838
Television Broadcasts, Ltd.                      20,000          147,163
T S Telecom Technologies, Ltd.                  150,000           30,654
Wharf Holdings, Ltd.                             23,000           45,967
Wing Hang Bank, Ltd.                             30,000           88,683
                                                             ------------
                                                               5,262,689

SINGAPORE-2.6%
Pacific Century Regional Developments, Ltd.(a)   10,000          159,431


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ALLIANCE GREATER CHINA '97 FUND o 11

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
TAIWAN-11.6%
Accton Technology Corp.(a)                       16,000      $    49,552
Asustek Computer, Inc.                            5,802           71,686
Formosa Plastics Corp.                           20,700           46,562
Hon Hai Precision Industry Co., Ltd.(a)          10,840           87,992
Siliconware Precision Industries Co.(a)          11,070           27,788
Synnex Technology International Corp.             9,200           62,383
Systex Corp.(a)                                  10,000           64,548
Taiwan Semiconductor Manufacturing
  Co., Ltd.(a)                                   25,680          169,944
United Microelectronics Corp., Ltd.(a)           28,000          111,817
                                                             ------------
                                                                 692,272

TOTAL INVESTMENTS-102.1%
  (cost $4,900,833)                                            6,114,392
Other assets less liabilities-(2.1)%                            (127,559)

NET ASSETS-100%                                              $ 5,986,833


(A)  NON-INCOME PRODUCING SECURITY.

     SEE NOTES TO FINANCIAL STATEMENTS.


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12 o ALLIANCE GREATER CHINA '97 FUND


STATEMENT OF ASSETS & LIABILITIES
January 31, 2000 (unaudited)

ASSETS
Investments in securities, at value (cost $4,900,833)              $ 6,114,392
Cash                                                                    11,023
Foreign cash, at value (cost $5,502)                                     5,520
Receivable for investment securities sold                              244,909
Deferred organization expenses                                         176,269
Receivable for capital stock sold                                       63,656
Receivable from Adviser                                                 14,731
Total assets                                                         6,630,500

LIABILITIES
Payable to Adviser (reimbursement to Adviser for
  organizational expenses)                                             326,500
Payable for capital stock redeemed                                     138,204
Payable for investment securities purchased                             60,210
Distribution fee payable                                                 3,764
Accrued expenses                                                       114,989
Total liabilities                                                      643,667
Net Assets                                                         $ 5,986,833

COMPOSITION OF NET ASSETS
Capital stock, at par                                              $       550
Additional paid-in capital                                           5,316,033
Accumulated net investment loss                                         (6,572)
Accumulated net realized loss on investments and
  foreign currency transactions                                       (536,756)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                        1,213,578
                                                                   $ 5,986,833

CALCULATION OF MAXIMUM OFFERING PRICE
CLASS A SHARES
Net asset value and redemption price per share
  ($1,859,655/169,077 shares of beneficial interest
  issued and outstanding)                                               $11.00
Sales Charge--4.25% of public offering price                               .49
Maximum offering price                                                  $11.49

CLASS B SHARES
Net asset value and offering price per share
  ($3,299,452/304,811 shares of beneficial interest
  issued and outstanding)                                               $10.82

CLASS C SHARES
Net asset value and offering price per share
  ($485,853/44,925 shares of beneficial interest
  issued and outstanding)                                               $10.81

ADVISOR CLASS SHARES
Net asset value, redemption, and offering price per share
  ($341,873/30,916 shares of beneficial interest
  issued and outstanding)                                               $11.06


SEE NOTES TO FINANCIAL STATEMENTS.

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ALLIANCE GREATER CHINA '97 FUND o 13

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2000 (unaudited)


INVESTMENT INCOME
Dividends (net of foreign taxes
  withheld of $141)                                $    45,430
Interest                                                 5,509     $    50,939

EXPENSES
Advisory fee                                            21,693
Distribution fee - Class A                               2,011
Distribution fee - Class B                              12,346
Distribution fee - Class C                               1,597
Custodian                                               66,830
Administrative                                          63,500
Audit and legal                                         35,522
Registration                                            32,209
Amortization of organizational expenses                 31,344
Transfer agency                                         21,815
Directors' fees                                          5,051
Printing                                                 2,136
Miscellaneous                                            8,309
Total expenses                                         304,363
Less: expenses waived and reimbursed
  (see Note B)                                        (240,368)
Less: expense offset arrangement
  (see Note B)                                            (317)
Net expenses                                                            63,678
Net investment loss                                                    (12,739)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain on investment
  transactions                                                         961,914
Net realized gain on foreign currency
  transactions                                                           5,515
Net change in unrealized appreciation/
  depreciation of:
  Investments                                                          455,131
  Foreign currency denominated
    assets and liabilities                                                (227)
Net gain on investments and foreign
  currency transactions                                              1,422,333

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                                         $ 1,409,594


SEE NOTES TO FINANCIAL STATEMENTS.

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14 o ALLIANCE GREATER CHINA '97 FUND

STATEMENT OF CHANGES
IN NET ASSETS


                                                   SIX MONTHS
                                                        ENDED
                                                   JANUARY 31,     YEAR ENDED
                                                         2000         JULY 31,
                                                   (UNAUDITED)           1999
                                                  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss                                $   (12,739)    $    (1,600)
Net realized gain (loss) on investments
  and foreign currency transactions                    967,429        (629,637)
Net change in unrealized appreciation/
  depreciation of investments and foreign
  currency denominated assets
  and liabilities                                      454,904       1,987,402
Net increase in net assets from operations           1,409,594       1,356,165

CAPITAL STOCK TRANSACTIONS
Net increase (decrease)                              1,341,844        (279,240)
Total increase                                       2,751,438       1,076,925

NET ASSETS
Beginning of year                                    3,235,395       2,158,470
End of period (including undistributed
  net investment income of $6,167,
  at July 31, 1999)                                 $5,986,833      $3,235,395


SEE NOTES TO FINANCIAL STATEMENTS.

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ALLIANCE GREATER CHINA '97 FUND o 15


NOTES TO FINANCIAL STATEMENTS
January 31, 2000 (unaudited)

NOTE A
SIGNIFICANT ACCOUNTING POLICIES
Alliance Greater China '97 Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1997 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on the Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a


_______________________________________________________________________________
16 o ALLIANCE GREATER CHINA '97 FUND


pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $326,500 have been deferred and are being amortized on a straight-line basis through August 2002.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.


_______________________________________________________________________________
ALLIANCE GREATER CHINA '97 FUND o 17


Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20%, and 2.20% of average net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the six months ended January 31, 2000, such waiver of management fees, amounted to $167,868 and the waiver of the cost of certain legal and accounting services provided to the Fund by the Adviser amounted to $63,500.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the six months ended January 31, 2000, the Transfer Agent waived all of its fees under the Agreement which amounted to $9,000.

For the six months ended January 31, 2000, the Fund's expenses were reduced by $317 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $1,010 from the sale of Class A shares and $5,789 and $138 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares for the six months ended January 31, 2000.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2000, amounted to $43,930, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C
DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets


_______________________________________________________________________________
18 o ALLIANCE GREATER CHINA '97 FUND


attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,129,799 and $106,320 for Class B and Class C shares. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $6,091,064 and $4,651,328, respectively, for the six months ended January 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended January 31, 2000.

At January 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,390,616 and gross unrealized depreciation of investments was $177,057 resulting in net unrealized appreciation of $1,213,559 (excluding foreign currency transactions).

At January 31, 2000, the Fund had a net capital loss carryforward for federal income tax purposes of $1,132,756, which expires in the year 2007.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of for-


_______________________________________________________________________________
ALLIANCE GREATER CHINA '97 FUND o 19


eign currencies relative to the U.S. dollar. There were no forward exchange currency contracts outstanding at January 31, 2000.

NOTE E
CAPITAL STOCK
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                 SHARES                       AMOUNT
                        -------------------------    -------------------------
                         Six Months                   Six Months
                              Ended                        Ended
                         January 31,                  January 31,
                               2000    Year Ended           2000    Year Ended
                        (unaudited) July 31, 1999    (unaudited) July 31, 1999
                        ----------- -------------    ----------- -------------
CLASS A
Shares sold                 201,477       107,452    $ 2,001,621   $   813,635
Shares redeemed            (155,602)      (76,310)    (1,575,669)     (563,178)
NET INCREASE                 45,875        31,142    $   425,952   $   250,457

CLASS B
Shares sold                 626,050       327,834    $ 5,766,766   $ 2,338,138
Shares redeemed            (555,496)     (415,218)    (5,167,878)   (2,923,975)
NET INCREASE
  (DECREASE)                 70,554       (87,384)   $   598,888   $  (585,837)

CLASS C
Shares sold                 139,092        13,684    $ 1,447,926   $   106,827
Shares redeemed            (114,118)      (14,842)    (1,256,174)     (107,177)
NET INCREASE
  (DECREASE)                 24,974        (1,158)   $   191,752   $      (350)

ADVISOR CLASS
Shares sold                  16,602        30,587    $   180,610   $   250,877
Shares redeemed              (5,240)      (23,385)       (55,358)     (194,387)
NET INCREASE                 11,362         7,202    $   125,252   $    56,490


NOTE F
BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2000.


_______________________________________________________________________________
20 o ALLIANCE GREATER CHINA '97 FUND


NOTE G
CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risk which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.


_______________________________________________________________________________
ALLIANCE GREATER CHINA '97 FUND o 21


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           CLASS A
                                           ------------------------------------
                                           SIX MONTHS               SEPTEMBER 3,
                                                ENDED         YEAR       1997(A)
                                           JANUARY 31,       ENDED           TO
                                                 2000      JULY 31,     JULY 31,
                                           (UNAUDITED)        1999         1998
                                           -------------------------------------
Net asset value, beginning of period          $ 8.20       $ 4.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)              (.01)         .02          .08
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  2.81         3.34        (5.18)
Net increase (decrease) in net asset
  value from operations                         2.80         3.36        (5.10)

LESS: DIVIDENDS
Dividends from net investment income              -0-          -0-        (.06)
Net asset value, end of period                $11.00       $ 8.20       $ 4.84

TOTAL RETURN
Total investment return based on net
  asset value(d)                               34.15%       69.42%      (51.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $1,860       $1,011         $445
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(c)(e)                        2.51%(f)     2.52%        2.52%(f)
  Expenses, before waivers/
    reimbursements                             13.64%(f)    19.68%       18.27%(f)
Net investment income (loss)                    (.13)%(f)     .36%        1.20%(f)
Portfolio turnover rate                          212%          94%          58%


SEE FOOTNOTE SUMMARY ON PAGE 25.

_______________________________________________________________________________
22 o ALLIANCE GREATER CHINA '97 FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           CLASS B
                                            ------------------------------------
                                           SIX MONTHS               SEPTEMBER 3,
                                                ENDED         YEAR       1997(A)
                                           JANUARY 31,       ENDED           TO
                                                 2000      JULY 31,     JULY 31,
                                           (UNAUDITED)        1999         1998
                                           -------------------------------------
Net asset value, beginning of period          $ 8.12       $ 4.82       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)              (.04)        (.01)         .03
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  2.74         3.31        (5.17)
Net increase (decrease) in net asset
  value from operations                         2.70         3.30        (5.14)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-        (.03)
Distributions in excess of net investment
  income                                          -0-          -0-        (.01)
Total dividends and distributions                 -0-          -0-        (.04)
Net asset value, end of period                $10.82       $ 8.12       $ 4.82

TOTAL RETURN
Total investment return based on net
  asset value(d)                               33.25%       68.46%      (51.53)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $3,299       $1,902       $1,551
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(c)(e)                        3.21%(f)     3.22%        3.22%(f)
  Expenses, before waivers/
    reimbursements                             14.25%(f)    20.22%       19.18%(f)
Net investment income (loss)                    (.80)%(f)    (.22)%        .53%(f)
Portfolio turnover rate                          212%          94%          58%


SEE FOOTNOTE SUMMARY ON PAGE 25.

_______________________________________________________________________________
ALLIANCE GREATER CHINA '97 FUND o 23


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           CLASS C
                                            ------------------------------------
                                           SIX MONTHS               SEPTEMBER 3,
                                                ENDED         YEAR       1997(A)
                                           JANUARY 31,       ENDED           TO
                                                 2000      JULY 31,     JULY 31,
                                           (UNAUDITED)        1999         1998
                                           -------------------------------------
Net asset value, beginning of period          $ 8.11       $ 4.82       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)              (.06)        (.03)         .03
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  2.76         3.32        (5.17)
Net increase (decrease) in net asset
  value from operations                         2.70         3.29        (5.14)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-        (.03)
Distributions in excess of net investment
  income                                          -0-          -0-        (.01)
Total dividends and distributions                 -0-          -0-        (.04)
Net asset value, end of period                $10.81       $ 8.11       $ 4.82

TOTAL RETURN
Total investment return based on net
  asset value(d)                               33.29%       68.26%      (51.53)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $486         $162         $102
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(c)(e)                        3.21%(f)     3.22%        3.22%(f)
  Expenses, before waivers/
    reimbursements                             13.91%(f)    20.41%       19.37%(f)
Net investment income (loss)                   (1.29)%(f)    (.49)%        .50%(f)
Portfolio turnover rate                          212%          94%          58%


SEE FOOTNOTE SUMMARY ON PAGE 25.

_______________________________________________________________________________
24 o ALLIANCE GREATER CHINA '97 FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     ADVISOR CLASS
                                            ------------------------------------
                                           SIX MONTHS               SEPTEMBER 3,
                                                ENDED         YEAR       1997(A)
                                           JANUARY 31,       ENDED           TO
                                                 2000      JULY 31,     JULY 31,
                                           (UNAUDITED)        1999         1998
                                           -------------------------------------
Net asset value, beginning of period          $ 8.24       $ 4.85       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                      .01          .04          .10
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  2.81         3.35        (5.18)
Net increase (decrease) in net asset
  value from operations                         2.82         3.39        (5.08)

LESS: DIVIDENDS
Dividends from net investment income              -0-          -0-        (.07)
Net asset value, end of period                $11.06       $ 8.24       $ 4.85

TOTAL RETURN
Total investment return based on net
  asset value(d)                               34.22%       69.90%      (51.06)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $342         $161          $60
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(c)(e)                        2.21%(f)     2.22%        2.22%(f)
  Expenses, before waivers/
    reimbursements                             13.88%(f)    19.01%       18.13%(f)
Net investment income                            .13%(f)      .58%        1.51%(f)
Portfolio turnover rate                          212%          94%          58%


(A)  COMMENCEMENT OF OPERATIONS.

(B)  BASED ON AVERAGE SHARES OUTSTANDING.

(C)  NET OF EXPENSES WAIVED/REIMBURSED BY THE ADVISER.

(D) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AT NET ASSET VALUE DURING THE PERIOD, AND REDEMPTION ON THE LAST DAY OF THE PERIOD. INITIAL SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES ARE NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURN CALCULATED FOR A PERIOD OF LESS THAN ONE YEAR IS NOT ANNUALIZED.

(E) RATIOS REFLECT EXPENSES GROSSED UP FOR EXPENSE OFFSET ARRANGEMENT WITH THE TRANSFER AGENT. FOR THE PERIODS SHOWN BELOW, THE NET EXPENSE RATIOS WERE AS
FOLLOWS:

                         SIX MONTHS                   SEPTEMBER 3,
                              ENDED           YEAR         1997(A)
                         JANUARY 31,         ENDED             TO
                             2000(F)       JULY 31,       JULY 31,
                         (UNAUDITED)          1999         1998(F)
                        --------------------------------------------
      Class A                  2.50%          2.50%          2.50%
      Class B                  3.20%          3.20%          3.20%
      Class C                  3.20%          3.20%          3.20%
      Advisor Class            2.20%          2.20%          2.20%


(F)  ANNUALIZED

_______________________________________________________________________________
ALLIANCE GREATER CHINA '97 FUND o 25


GLOSSARY OF INVESTMENT TERMS

BENCHMARK
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

DIVERSIFICATION
A technique of allocating assets among many types of investments.

EQUITY
Another term for stock.

INDEX
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

LIQUIDITY
The ability of an asset to be quickly converted into cash and without penalty.

NET ASSET VALUE (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

PORTFOLIO
The collection of securities that make up a Fund's or an investor's investments.

SECTOR
Refers to a distinct part of the market, for example, the technology sector.

SHARE
A unit which represents ownership in a mutual fund or stock.


_______________________________________________________________________________
26 o ALLIANCE GREATER CHINA '97 FUND


ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $368 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 31 of the FORTUNE 100 companies and public retirement funds in 31 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 277 investment professionals in 21 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


ALL INFORMATION ON ALLIANCE CAPITAL IS AS OF 12/31/99.

_______________________________________________________________________________
ALLIANCE GREATER CHINA '97 FUND o 27

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o    LOW MINIMUM INVESTMENTS
You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o    AUTOMATIC REINVESTMENT
You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o    AUTOMATIC INVESTMENT PROGRAM
Build your investment account by having money automatically transferred from your bank account on a regular basis.

o    DIVIDEND DIRECTION PLANS
You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o    THE ALLIANCE ADVANCE
A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o    AUTO EXCHANGE
You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o    SYSTEMATIC WITHDRAWALS
Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o    A CHOICE OF PURCHASE PLANS
Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o    TELEPHONE TRANSACTION
Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o    ALLIANCE ANSWER: 24-HOUR INFORMATION
For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o ALLIANCE CAPITAL ON THE WORLD WIDE WEB at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.


* DOLLAR COST AVERAGING DOES NOT ASSURE A PROFIT NOR PROTECT AGAINST LOSS IN A DECLINING MARKET. SINCE THIS STRATEGY INVOLVES CONTINUOUS INVESTMENTS IN SECURITIES, REGARDLESS OF FLUCTUATING PRICES, INVESTORS SHOULD CONSIDER THEIR FINANCIAL ABILITY TO INVEST DURING PERIODS OF LOW PRICE LEVELS.

_______________________________________________________________________________
28 o ALLIANCE GREATER CHINA '97 FUND


BOARD OF DIRECTORS

JOHN D. CARIFA, Chairman and President
DAVID H. DIEVLER(1)
WILLIAM H. FOULK, JR.(1)
TAK-LUNG TSIM


OFFICERS

MATTHEW W. S. LEE, Chief Investment Officer
KATHLEEN A. CORBET, Senior Vice President
MAMURO YAMAOKA, Vice President
EDMUND P. BERGAN, JR., Secretary
MARK D. GERSTEN, Treasurer and Chief Financial Officer
VINCENT S. NOTO, Controller

DISTRIBUTOR
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Park Plaza
New York, NY10004

TRANSFER AGENT
Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY10019


(1)  MEMBER OF THE AUDIT COMMITTEE

_______________________________________________________________________________
ALLIANCE GREATER CHINA '97 FUND o 29


ALLIANCE CAPITAL FAMILY OF FUNDS

DOMESTIC EQUITY FUNDS
Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

GLOBAL & INTERNATIONAL EQUITY FUNDS
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

SELECT INVESTOR SERIES
Premier Portfolio
Technology Portfolio

FIXED INCOME FUNDS
Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

MUNICIPAL INCOME FUNDS
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia


Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

_______________________________________________________________________________
30 o ALLIANCE GREATER CHINA '97 FUND

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_______________________________________________________________________________
ALLIANCE GREATER CHINA '97 FUND o 31

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_______________________________________________________________________________
32 o ALLIANCE GREATER CHINA '97 FUND

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_______________________________________________________________________________
ALLIANCE GREATER CHINA '97 FUND o 33


ALLIANCE GREATER CHINA '97 FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



R THESE REGISTERED SERVICE MARKS USED UNDER
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